                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                             -----------------------

                                    FORM 8-K

                                Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                         ServiceWare Technologies, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       000-30277                  25-1647861
    ------------                   ------------               --------------
  (State or other                  (Commission               (I.R.S. Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)

             10201 Torre Avenue, Suite 350
                   Cupertino, CA                                 95014
         ------------------------------------                  -----------
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (408) 863-5800
                                                           --------------

       12 Federal Street, One North Shore, Suite 503, Pittsburgh, PA 15212
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2005, ServiceWare Technologies, Inc. (the "Company") issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its results of operations for the fiscal quarter and year ended December 31, 2004.

This information is being furnished under Item 2.02 and this report and Exhibit
99.1 are furnished and are not considered "filed" with the Securities and Exchange Commission. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, information contained in this Form 8-K that does not constitute historical facts, including those statements that refer to the expected annualized revenues of the combined company, future financial results, operating results and prospects of the combined company and benefits of the merger, and ServiceWare's plans, prospects, expectations, strategies, intentions, hopes and beliefs and the expected benefits of the use of ServiceWare's products are forward-looking statements. These forward-looking statements are not historical facts and are only estimates or predictions. Important risk factors affecting the Company's business generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. Risk factors related to the subject matter of this Form 8-K include the possibilities that the companies may not be successful in integrating the businesses; that the anticipated cost savings from synergies will be less than expected; that depreciation, amortization and potential impairment charges associated with the acquisition could adversely affect the combined company's results of operations; that the parties' partners, customers or investors may react unfavorably to the combination; that the company will not be successful in combining the companies' solutions or the companies' combined solutions will not be attractive to their customers. The Company does not undertake any obligation to update any of the forward-looking statements after the date of this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None

     (b) None

     (c) Exhibits

     Exhibit No.        Description of Document
     -----------        -----------------------
     99.1               Press Release issued by ServiceWare Technologies, Inc.
                        on February 1, 2005.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ServiceWare Technologies, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 1, 2005                       SERVICEWARE TECHNOLOGIES, INC.



                                              By: /s/ Scott Schwartzman
                                                  --------------------------
                                              Name: Scott Schwartzman
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit No.             Description of Document
-----------             -----------------------
  99.1                  Press Release issued by ServiceWare Technologies, Inc.
                        on February 1, 2005.







                                       3